UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 13, 2005
                                                        ----------------


                              SENSE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


              333-87293                             82-0326560
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      (Commission File Number)           (IRS Employer Identification No.)


                 4503 N.W. 103rd Avenue, Sunrise, Florida 33351
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              (Address of Principal Executive Offices) (Zip Code)


                                 (954) 726-1422
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              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

         On January 13, 2005, Sense Holdings completed a letter of understanding with Intier Automotive Closures Inc. Sense Holdings has exclusive distribution rights for a U.S. patent with respect to fingerprint identification systems with specific application for automotive use. Intier Automotive Closures is engaged in the business of assembling and manufacturing automotive closure systems and modules. As contemplated by the agreement, Intier Automotive Closures will have the opportunity to review, investigate and test the patent regarding fingerprint identification systems and to evaluate the potential application of the technology for use with automotive products and systems. Sense Holdings will receive an initial payment of $10,000.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SENSE HOLDINGS, INC.



                                        By: /s/ Dore Perler
                                            ----------------------
                                            Dore Perler, President


DATED:   January 20, 2005


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